Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Falcon’s Beyond Global, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Cecil D. Magpuri, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 16, 2024	By:	/s/ Cecil D. Magpuri
		Name:	Cecil D. Magpuri
		Title:	Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Falcon’s Beyond Global, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Joanne Merrill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 16, 2024	By:	/s/ Joanne Merrill
		Name:	Joanne Merrill
		Title:	Chief Financial Officer
(Principal Financial and Principal Accounting Officer)